                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

         The undersigned each agree as follows: (i) that certain Amendment No. 5 to the Statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Varco International, Inc., a Delaware corporation, is filed on behalf of each of them, (ii) such Statement on Schedule 13D is adopted by each of them, (iii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iv) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, apply to each of them. This Agreement may be terminated with respect to the obligation to file jointly future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

         EXECUTED as of May 7, 2002.


                             SCF-III, L.P.
                             By:  SCF-II, L.P.
                                  By:  L.E. Simmons & Associates, Incorporated
                                       By: /s/ ANTHONY DeLUCA
                                           ---------------------------------
                                           Anthony DeLuca, Managing Director

                             SCF-II, L.P.
                             By:  L.E. Simmons & Associates, Incorporated
                                  By: /s/ ANTHONY DeLUCA
                                      ---------------------------------
                                      Anthony DeLuca, Managing Director

                             D.O.S. PARTNERS, L.P.
                             By:  SCF Partners, L.P.
                                  By:  L.E. Simmons & Associates, Incorporated
                                       By: /s/ ANTHONY DeLUCA
                                           ---------------------------------
                                           Anthony DeLuca, Managing Director


                             FGSI PARTNERS, L.P.
                             By:  SCF Partners, L.P.
                                  By:  L.E. Simmons & Associates, Incorporated
                                       By: /s/ ANTHONY DeLUCA
                                           ---------------------------------
                                           Anthony DeLuca, Managing Director

                             SCF PARTNERS, L.P.
                             By:  L.E. Simmons & Associates, Incorporated
                                  By: /s/ ANTHONY DeLUCA
                                      -----------------------------
                                  Anthony DeLuca, Managing Director

                             L.E. SIMMONS & ASSOCIATES, INCORPORATED
                             By:  /s/ ANTHONY DeLUCA
                                  ---------------------------------
                                  Anthony DeLuca, Managing Director

                             L.E. SIMMONS

                             /s/ L.E. SIMMONS
                             --------------------------
                             L.E. Simmons, individually